VAN KAMPEN UNIT TRUSTS, SERIES 408, 410, 416, 419, 420, 430,
               432, 435, 444, 448, 449, 457, 458, 461, 468 AND 474

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, a Unitholder is qualified to elect an in kind distribution of Securities at termination of a Portfolio if the Unitholder owns at least 1,000 Units of the Portfolio on the termination date (or such higher amount as may be required by the Unitholder's broker-dealer or selling agent). Any in kind distribution of Securities at termination will be made in the manner and subject to the restrictions described in the prospectus under "Rights of Unitholders--Redemption of Units" other than any reference to the minimum Units required to be eligible for an in kind distribution. Approximately thirty days before the Mandatory Termination Date, the Trustee will notify Unitholders of the termination and provide a form enabling qualified Unitholders to elect an in kind distribution of Securities. In order to receive an in kind distribution of Securities at termination, this form or other notice acceptable to the Trustee must be received by the Trustee at least five business days prior to the Mandatory Termination Date.

Supplement Dated:  January 5, 2005